                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                                     UNDER
                        THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(B)(2)      / /

                             ---------------------

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

           NEW YORK                           10286                         13-5160382
(State of incorporation if not             (Zip code)             (I.R.S. employer identification
     a U.S. national bank)                                                     no.)

                                ONE WALL STREET,
                                 NEW YORK, N.Y.
                    (Address of principal executive offices)

                            ------------------------

                             AMC ENTERTAINMENT INC.

              (Exact name of obligor as specified in its charter)

           DELAWARE                        64105-1977                       43-1304369
(State or other jurisdiction of            (Zip code)             (I.R.S. employer identification
incorporation or organization)                                                 no.)

                             106 WEST 14TH STREET,
                             KANSAS CITY, MISSOURI
                    (Address of principal executive offices)

                            ------------------------

               9 1/2% EXCHANGE SENIOR SUBORDINATED NOTES DUE 2011
                      (Title of the indenture securities)

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
1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                          NAME                                              ADDRESS
--------------------------------------------------------  -------------------------------------------
Superintendent of Banks of the State of New York          2 Rector Street, New York,
                                                          N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                          33 Liberty Plaza, New York,
                                                          N.Y. 10045

Federal Deposit Insurance Corporation                     Washington, D.C. 20429

New York Clearing House Association                       New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of March, 1999.

                                THE BANK OF NEW YORK

                                By:              /s/ REMO J. REALE
                                     -----------------------------------------
                                                Name: Remo J. Reale
                                          Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                   DOLLAR AMOUNTS
                                                                                                    IN THOUSANDS
                                                                                                   --------------
                                             ASSETS
CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS:
  Noninterest-bearing balances and currency and coin.............................................   $  3,951,273
  Interest-bearing balances......................................................................      4,134,162

SECURITIES:
  Held-to-maturity securities....................................................................        932,468
  Available-for-sale securities..................................................................      4,279,246
Federal funds sold and Securities purchased under agreements to resell...........................      3,161,626
Loans and lease financing receivables:
  Loans and leases, net of unearned income.........................................    37,861,802
  LESS: Allowance for loan and lease losses........................................       619,791
  LESS: Allocated transfer risk reserve............................................         3,572
  Loans and leases, net of unearned income, allowance, and reserve...............................     37,238,439
Trading Assets...................................................................................      1,551,556
Premises and fixed assets (including capitalized leases).........................................        684,181
Other real estate owned..........................................................................         10,404
Investments in unconsolidated subsidiaries and associated companies..............................        196,032
Customers' liability to this bank on acceptances outstanding.....................................        895,160
Intangible assets................................................................................      1,127,375
Other assets.....................................................................................      1,915,742
                                                                                                   --------------
Total assets.....................................................................................   $ 60,077,664
                                                                                                   --------------
                                                                                                   --------------

                                           LIABILITIES
DEPOSITS:
  In domestic offices............................................................................   $ 27,020,578
  Noninterest-bearing..............................................................    11,271,304
  Interest-bearing.................................................................    15,749,274
  In foreign offices, Edge and Agreement subsidiaries, and IBFs..................................     17,197,743
  Noninterest-bearing..............................................................       103,007
  Interest-bearing.................................................................    17,094,736
Federal funds purchased and Securities sold under agreements to repurchase.......................      1,761,170
Demand notes issued to the U.S. Treasury.........................................................        125,423
Trading liabilities..............................................................................      1,625,632
Other borrowed money:
  With remaining maturity of one year or less....................................................      1,903,700
  With remaining maturity of more than one year through three years..............................              0
  With remaining maturity of more than three years...............................................         31,639
Bank's liability on acceptances executed and outstanding.........................................        900,390
Subordinated notes and debentures................................................................      1,308,000
Other liabilities................................................................................      2,708,852
                                                                                                   --------------
Total liabilities................................................................................     54,583,127
                                                                                                   --------------

                                                                                                   DOLLAR AMOUNTS
                                                                                                    IN THOUSANDS
                                                                                                   --------------
                                         EQUITY CAPITAL
Common stock.....................................................................................      1,135,284
Surplus..........................................................................................        764,443
Undivided profits and capital reserves...........................................................      3,542,168
Net unrealized holding gains (losses) on available-for-sale securities...........................         82,367
Cumulative foreign currency translation adjustments..............................................        (29,725)
                                                                                                   --------------
Total equity capital.............................................................................      5,494,537
                                                                                                   --------------
Total liabilities and equity capital.............................................................   $ 60,077,664
                                                                                                   --------------
                                                                                                   --------------

            I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    Thomas A. Reyni

    Gerald L. Hassell            DIRECTORS

    Alan R. Griffith